UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary information statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive information statement

Propanc Biopharma, Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF PROPANC BIOPHARMA, INC.

PROPANC BIOPHARMA, INC.

302, 6 Butler Street

Camberwell, VIC, 3124 Australia

NOTICE OF ACTION TAKEN BY

WRITTEN CONSENT OF A MAJORITY OF STOCKHOLDERS

Dear Stockholders:

The enclosed information statement is provided on or about [___], 2018 to the stockholders of record on [__], 2018 of Propanc Biopharma, Inc., a Delaware corporation (the “Company”), to advise the stockholders that our Board of Directors (the “Board”) and stockholders holding at least a majority of our voting power have authorized the following action:

1.	The increase in the number of authorized shares of our common stock, par value $0.001 per share, from 400,000,000 to 4,000,000,000.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, we are required to distribute this information statement describing the actions listed above to our stockholders of record on [__], 2018. Further, these actions will not be effective until a date at least 20 days after the date that the information statement is filed and delivered to our stockholders of record.

Please feel free to call us at 61 03 9882 6723 should you have any questions on the enclosed information statement.

BY ORDER OF THE BOARD OF DIRECTORS
OF PROPANC BIOPHARMA, INC.

James Nathanielsz
Chief Executive Officer

Propanc Biopharma, Inc.

302, 6 Butler Street

Camberwell, VIC, 3124 Australia

PRELIMINARY INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This information statement (“Information Statement”) is furnished to the stockholders of Propanc Biopharma, Inc., a Delaware corporation (the “Company,” “we,” “our,” or “us”) at the close of business on [__], 2018 (the “Record Date”), in connection with action taken by our board of directors (the “Board”) and the holders of a majority in interest of our voting capital stock (the “Voting Stockholders”) to approve the Authorized Share Increase, as defined below.

On [          ], 2018, the Board approved and submitted for the approval of our stockholders an amendment to our Amended Certificate of Incorporation (“Certificate of Amendment”), to increase the number of authorized shares of our common stock, par value $0.001 per share, from 400,000,000 to 4,000,000,000 (the “Authorized Share Increase”). Also on [          ], 2018, the Voting Stockholders approved the Authorized Share Increase by written consent in lieu of a meeting, in accordance with Section 228 of the Delaware General Corporation Law (the “Written Consent”). Accordingly, your consent is not required and is not being solicited in connection with the approval of the Authorized Share Increase.

The Authorized Share Increase will bring us into compliance with the share reserve requirements we are required to maintain pursuant to various securities purchase agreements we have entered into over the previous two years. This in turn should enable us to more easily engage in future financings and accomplish other corporate purposes as the Board determines in its discretion.

The Voting Stockholders consist of: (a) stockholders owning 83,959,597 shares of our issued and outstanding common stock, par value $0.001 per share (the “Common Stock”); (b) 500,000 shares of our issued and outstanding series A preferred stock, par value $0.01 per share (the “Series A Preferred Stock”); and (c) one share of our issued and outstanding series B preferred stock, par value $0.01 per share (the “Series B Preferred Stock”). The Authorized Share Increase was approved by written consent in lieu of a meeting on [          ], 2018, in accordance with the Delaware General Corporation Law (“DGCL”). Accordingly, neither your vote nor your consent is required and neither is being solicited in connection with the approval of the Authorized Share Increase. Dissenting stockholders do not have any statutory appraisal rights as a result of the actions taken. The Board does not intend to solicit any proxies or consents from any other stockholders in connection with the Authorized Share Increase. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely to advise stockholders of the action taken by written consent.

This Information Statement has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to our non-voting stockholders to notify them of the Authorized Share Increase. Pursuant to Rule 14c-2 under the Exchange Act, the Authorized Share Increase will not be effective until we file the Certificate of Amendment with the Delaware Secretary of State, which will occur at least 20 days after the date on which this Information Statement has been delivered to stockholders. This Information Statement will serve as written notice to our stockholders pursuant to the DGCL.

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ABOUT THE INFORMATION STATEMENT

What is the purpose of this information statement?

This Information Statement is being furnished to you pursuant to Section 14(c) of the Exchange Act to notify our stockholders as of the close of business on [          ], 2018 of the action taken by the Voting Stockholders to effect the Authorized Share Increase.

The Voting Stockholders holding a majority of our outstanding voting capital stock have voted in favor of the Authorized Share Increase as outlined in this Information Statement, which action will be effective once we file the Certificate of Amendment with the Delaware Secretary of State, which will occur at least 20 days after the distribution of this Information Statement to stockholders.

Who is entitled to notice?

Each outstanding share of our voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the Voting Stockholders. The Voting Stockholders as of the close of business on [          ], 2018 held the authority to cast votes in excess of 50% of our outstanding voting power and have voted in favor of the Authorized Share Increase. Under the DGCL, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the Company’s stockholders.

What constitutes the voting shares of the Company?

The voting power entitled to vote on the Authorized Share Increase consists of the holders of our voting securities as of the Record Date. As of [          ], 2018, our voting securities consisted of 83,959,597 shares of Common Stock, 500,000 shares of Series A Preferred Stock and one share of our Series B Preferred Stock. Each share of Common Stock is entitled to cast one vote. Each share of Series A Preferred Stock is entitled to cast two votes. Each share of Series B Preferred Stock is entitled to cast the same number of votes as the total number of shares of Common Stock outstanding. The vote required to approve the Authorized Share Increase was the vote of the holders of a majority of our securities as of [          ], 2018.

What corporate matters did the Voting Stockholders vote for, and how did they vote?

Voting Stockholders holding a majority of our outstanding voting securities have voted in favor of a proposal to approve the Certificate of Amendment increasing the number of authorized shares of Common Stock from 400,000,000 to 4,000,000,000.

What vote is required to approve the Authorized Share Increase?

No further vote is required to approve the Authorized Share Increase.

Who is paying the cost of this Information Statement?

We will pay for preparing, printing and mailing this information statement. Our costs are estimated at approximately $[10,000].

FORWARD LOOKING STATEMENTS

This Information Statement and other reports that the Company files with the SEC contain forward-looking statements about the Company’s business containing the words “believes,” “anticipates,” “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, the Company has no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in the Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time to time in our future filings with the SEC; in this regard, we refer you to the “Risk Factors” section included in our annual report on Form 10-K for the fiscal year ended June 30, 2017.

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VOTES REQUIRED AND RELATED INFORMATION

Section 228 of the DGCL generally provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting upon the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Further, pursuant to the DGCL, a majority in interest of our capital stock entitled to vote thereon is required in order to approve the Authorized Share Increase. In order to eliminate the costs and management time involved in holding a special meeting, our Board determined that it was in the best interests of all of our shareholders that the Authorized Share Increase be adopted via the Written Consent and this Information Statement be delivered to all stockholders as notice thereof.

As of the date of this filing, there were 83,459,597 shares of Common Stock issued and outstanding, 500,000 shares of Series A Preferred Stock issued and outstanding, and one share of Series B Preferred Stock issued and outstanding. Each share of Common Stock is entitled to one vote, each share of Series A Preferred Stock is entitled to two votes, and each share of Series B Preferred Stock is entitled to cast the same number of votes as the total number of shares of Common Stock outstanding. Accordingly, for the approval of the Authorized Share Increase, the affirmative vote of a majority of voting shares outstanding and entitled to vote at [          ], 2018, or 83,959,598 votes, was required for approval. The Voting Stockholders combine to account for an affirmative vote of 84,744,311 votes, which exceeds the required number of votes in favor of the Authorized Share Increase.

NO MEETING OF STOCKHOLDERS REQUIRED

We are not soliciting any votes in connection with the Authorized Share Increase. The persons that have consented to the Authorized Share Increase hold a majority of the Company’s outstanding voting rights and, accordingly, such persons have sufficient voting rights to approve the Authorized Share Increase.

VOTING STOCKHOLDERS

On [          ], 2018, the Board unanimously adopted resolutions declaring the advisability of, and recommending that stockholders approve, the Authorized Share Increase. In connection with adopting these resolutions, the Board elected to seek the written consent of the holders of a majority of the Company’s issued and outstanding shares of Common Stock in order to reduce the costs and implement the Authorized Share Increase in a timely manner.

Also on [          ], 2018, the following Voting Stockholders executed the Written Consent with respect to the Authorized Share Increase:

Shareholder Name	Class of Shares Held	No. of Shares	No. of Votes	% of Outstanding Votes

North Horizon Pty Ltd.	Common Stock (1)	170,844	170,844	0.1%
	Series A Preferred Stock	500,000	1,000,000	.6%
James Nathanielsz	Series B Preferred Stock	1	83,459,597	49.7%
Julian Kenyon	Common Stock	113,870	113,870	0.1%
	Total:	784,715	84,744,311	50.5%

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Mr. James Nathanielsz, our principal executive officer and one of our directors, has voting and investment power over the shares of Common Stock and Series A Preferred Stock held by North Horizon Pty Ltd. Mr. Nathanielsz holds one share of the Company’s Series B Preferred Stock in his own name. The Company is not seeking written consent from any of our other stockholders, and stockholders other than the Voting Stockholders will not be given an opportunity to vote with respect to the Authorized Share Increase.

ACTION NO. 1: AMENDMENT TO THE AMENDED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 400,000,000 TO 4,000,000,000.

General

On [        ], 2018, the Board approved the Certificate of Amendment substantially in the form attached hereto as Appendix A, subject to shareholder approval, to effect the Authorized Share Increase. Once filed with the Delaware Secretary of State, the Certificate of Amendment will increase the number of shares of authorized Common Stock from 400,000,000 to 4,000,000,000. The number of authorized shares of preferred stock will remain at 1,500,005. The Voting Stockholders approved the Authorized Share Increase by written consent in lieu of a meeting on [        ], 2018. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Authorized Share Increase if, at any time prior to filing the Certificate of Amendment, our Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the Authorized Share Increase.

Purposes of the Authorized Share Increase

The principal purpose of the Authorized Share Increase is to authorize a sufficient number of shares of Common Stock to satisfy our obligations to lenders. Pursuant to securities purchase agreements we have entered into over the previous two years, we have issued convertible notes that entitle the holders to, under the conditions described in the agreements and the notes issued thereto, convert the outstanding debt into shares of our Common Stock at a discount to market price. We are required under the agreements and notes to, among other things, maintain a reserve of shares of Common Stock that is well in excess of the number of shares of Common Stock our outstanding convertible debt may be converted into. We have recently been informed by the holders of our outstanding convertible debt that we are not currently in compliance with this share reserve requirement. We have therefore concluded that the Authorized Share Increase is necessary to bring us into full compliance with our agreements. We will also need to seek additional financing to fund the development of our product candidate PRP and will need the flexibility to issue additional shares of Common Stock.

More generally, the increase in the authorized number of shares of common stock will enable us to engage in possible future financings and accomplish other corporate purposes as the Board determines in its discretion. These corporate purposes may include future financings, acquisitions and stock options and other equity benefits.

We are currently authorized to issue 400,000,000 shares of Common Stock and have 83,459,597 shares of Common Stock outstanding. Because the conversion prices of our notes fluctuate based on the price of our Common Stock, we are not able to accurately estimate the number of shares of Common Stock our outstanding notes may be converted into in the future. However, based on the price of our Common Stock at the close of trading on August 13, 2018, our outstanding notes could have been converted into 481,945,921 shares of Common Stock on that date. Following the Authorized Share Increase, we will have 4,000,000,000 authorized shares of Common Stock and 1,500,005 authorized shares of preferred stock. We have concluded that this level of authorized shares of Common Stock will be sufficient to satisfy our immediate obligations to our lenders for the foreseeable future and enable us to continue to access the capital markets for additional financing as necessary. The relative rights and limitations of the shares of Common Stock and preferred stock will remain unchanged following the Authorized Share Increase.

Effect of the Authorized Share Increase

The Authorized Share Increase will have the immediate effect of increasing the total amount of authorized Common Stock as specified above, but will have no impact on the number of shares you own. The authorized shares of Common Stock may be issued without stockholder approval at any time, in the sole discretion of the Board. The authorized and unissued shares may be issued for cash, to satisfy outstanding indebtedness, to acquire property or for any other purpose that is deemed in the best interests of the Company. Any decision to issue additional shares will reduce the percentage of our stockholders’ equity held by our current stockholders and could dilute our net tangible book value. Other than to satisfy conversions of our outstanding indebtedness, we have no immediate plans, proposals or arrangements, written or otherwise, to issue the newly authorized shares of Common Stock resulting from the Authorized Share Increase.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information, as of the date of this filing, concerning beneficial ownership of our capital stock held by (1) each person or entity known by us to beneficially own more than 5% of any class of our voting securities based on our review of any statements filed with the SEC under Section 13(d) or 13(g), (2) each of our directors, (3) each of our named executive officers, and (4) all of our current directors and executive officers as a group. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Percentage ownership is specified if greater than 1%. The address for our officers and directors is 302, 6 Butler Street Camberwell, VIC, 3124 Australia.

	Common Stock Beneficially Owned		Series A Preferred Stock Beneficially Owned		Series B Preferred Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Class (2)	Number of Shares Beneficially Owned	Percentage of Class (2)	Number of Shares Beneficially Owned	Percentage of Class (2)

James Nathanielsz (3)	456,844	.5%	500,000	100%	1	100%

Julian Kenyon (4)	399,870	.5%	-	-	-	-

All directors and executive officers, as a group	856,715	1.0%	500,000	100%	1	100%

(1) This figure includes options, warrants and notes currently convertible or exercisable, as applicable, into shares of Common Stock within 60 days of August 13, 2018.

(2) Applicable percentages are based on 83,459,597 shares of Common Stock, 500,000 shares of Series A Preferred Stock and 1 share of Series B Preferred Stock outstanding as of August 13, 2018, except where the person or entity has the right to receive shares within the next 60 days, which would increase the number of shares owned by such person or entity and the number of shares outstanding.

(3) Includes 170,844 shares of Common Stock held and 286,000 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of August 13, 2018. North Horizon Pty Ltd. is a Nathanielsz Family Trust. Mr. James Nathanielsz, a director and principal executive officer of the Company, has voting and investment power over these shares.

(4) Represents 113,870 shares of Common Stock held by Dr. Julian Kenyon, a director of the Company and 286,000 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of August 13, 2018.

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NO DISSENTER’S RIGHTS

Under the DGCL, stockholders are not entitled to dissenter’s rights of appraisal with respect to the Authorized Share Increase.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director or any associate of such person has any substantial interest in the matters acted upon by our Board and stockholders, other than his role as a stockholder, officer or director.

ADDITIONAL INFORMATION

We file reports with the SEC. These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to the Exchange Act. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless we received contrary instructions from one or more of the security holders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify us that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to us at 302, 6 Butler Street Camberwell, VIC, 3124 Australia, or by calling us at 61 03 9882 6723. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and proxy statements, if any, and annual reports of the Company.

BY ORDER OF THE BOARD OF DIRECTORS
OF PROPANC BIOPHARMA, INC.

James Nathanielsz
Chief Executive Officer

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Appendix A

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION OF

PROPANC BIOPHARMA, INC.

PROPANC BIOPHARMA, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation by written consent on [__], 2018, setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, as amended (the “Amendment”), declaring the Amendment to be advisable and recommended for approval by the stockholders of the Corporation. The resolution setting forth the proposed Amendment is as follows:

RESOLVED, that, subject to stockholder approval, the Certificate of Incorporation of the Corporation be amended by deleting Article 4 in its entirety and replacing it as follows:

“Article 4. The total number of shares of all classes and series the Corporation is authorized to issue is 4,001,500,005 shares, consisting of (i) 4,000,000,000 shares of common stock, par value $0.001 per share and (ii) 1,500,005 shares of preferred stock, par value $0.01 per share, with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law. The total number of shares the Corporation is therefore authorized to issue is 4,001,500,005, of which 4,000,000,000 are shares of common stock with the par value $0.001 and 1,500,005 are shares of preferred stock with the par value $0.01.”

SECOND: That in lieu of a meeting and vote of the stockholders, a majority of the Corporation’s stockholders have given consent to the Amendment in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware to approve the Amendment.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this [ ] day of [ ], 2018.

PROPANC BIOPHARMA, INC.

By:
Name:	James Nathanielsz
Title:	Chief Executive Officer

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